SECURITIES AND EXCHANGE COMMISSION

                Washington, DC 20549



                    FORM 8-K

                   CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(D) OF
         THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10,
1997



               KUHLMAN CORPORATION
      (Exact Name of Registrant as Specified in Charter)



DELAWARE                      1-7695                   58-2058047
(State or other         (Commission File Number)  (IRS Employer Identification
No.)
Jurisdiction or
Incorporation)

       3 SKIDAWAY VILLAGE SQUARE, SAVANNAH, GEORGIA               31411
               (Address of Principal Executive Office)   (Zip Code)


      Registrant's telephone number, including area code:  (912) 598-7809



                        NOT APPLICABLE
 (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On March 10, 1997 (the "Closing Date"), Kuhlman
Corporation (the "Company"), through Transpro Group, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of the Company ("Transpro"), acquired substantially all of the assets (the "Purchased Assets") of the Transportation Products Group ("TPG") of Kysor
Industrial Corporation, a Michigan corporation ("Kysor").
Pursuant to an Asset Purchase Agreement (the "Purchase
Agreement") among the Company, Transpro, Kysor, and certain subsidiaries of Kysor dated as of February 2, 1997, Kuhlman acquired the Purchased Assets (the "Acquisition") for a purchase price of $86,000,000 in cash plus the assumption of certain liabilities which approximate $20,000,000 (in the aggregate, the "Purchase Price").

        The cash portion of the Purchase Price was financed from borrowings under the Company's 364-day $125 million credit facility pursuant to its credit agreement, as amended and restated, dated July 1, 1996, among the Company, The Chase Manhattan Bank, N.A., as administrative agent, and the participating lenders (the "Credit
Agreement").

        In negotiating the Purchase Price, the Company considered, among other things, TPG's net worth, current and projected earnings and cash flow, and expected potential for growth and market development.

        TPG manufactures and distributes a wide array of proprietary products, including fans and fan drives, gauges and measuring devices, HVAC systems and fuel tanks, which are used to serve commercial transportation, construction, agriculture, marine and other industrial markets. The
Purchased Assets include certain current assets, inventory, equipment, real property, real property leases and related improvements, contracts, intellectual property, records, permits and licenses, intangible property, insurance policies and all of the issued and outstanding capital stock of certain foreign subsidiaries of Kysor. The
Company intends to operate TPG in a manner consistent with the Company's other operations in order to maximize growth in sales, earnings and shareholder value.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA Financial
Information and Exhibits.

        (A)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                The Registrant intends to file an amendment to this report containing the required financial information for TPG as soon as practicable, but in no event later than sixty days after the filing of this report.

        (B)     PRO FORMA FINANCIAL INFORMATION

                The Registrant intends to file an amendment to this report containing the required PRO
                FORMA financial information for TPG as soon as practicable, but in no event later than sixty days after the filing of this report.

        (C)     EXHIBITS

        (10)(a) Asset Purchase Agreement among Kuhlman
                Corporation, Transpro Group, Inc., Kysor
                Industrial Corporation, and certain
                subsidiaries of Kysor Industrial
                Corporation dated as of February 2, 1997
                [Incorporated by reference to Exhibit 2 to
                Schedule 14D-9 of Kysor Industrial
                Corporation dated February 7, 1997 (SEC
                File No. 1-8973)].

        (10)(b) Sixth Amendment to Credit Agreement dated
                July 1, 1996, among Kuhlman Corporation,
                The Chase Manhattan Bank, N.A., as
                Administrative Agent, and the participating lenders [Incorporated by reference to
                Exhibit 10.1 to Form 10-Q for the Quarter
                Ended September 30, 1996 of Kuhlman
                Corporation (SEC File No. 1-7695)].

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   KUHLMAN CORPORATION
                                   (Registrant)


                                   By: /S/ ROBERT S. JEPSON, JR.
                                       Robert S. Jepson, Jr.
                                       CHAIRMAN OF THE BOARD AND
                                        CHIEF EXECUTIVE OFFICER

Dated: March 25, 1997

                           EXHIBIT INDEX


  EXHIBIT                   DESCRIPTION                    PAGE*
NO.

  (10)(a)     Asset Purchase Agreement among
              Kuhlman Corporation, Transpro Group,
              Inc., Kysor Industrial Corporation,
              and certain subsidiaries of Kysor
              Industrial Corporation dated as of
              February 2, 1997 [Incorporated by
              reference to Exhibit 2 to
              Schedule 14D-9 of Kysor Industrial
              Corporation dated February 7, 1997
              (SEC File No. 1-8973)].


  (10)(b)     Sixth Amendment to Credit Agreement
              dated July 1, 1996, among Kuhlman
              Corporation, The Chase Manhattan
              Bank, N.A., as Administrative Agent,
              and the participating lenders
              [Incorporated by reference to
              Exhibit 10.1 to Form 10-Q for the
              Quarter Ended September 30, 1996 of
              Kuhlman Corporation (SEC File
              No. 1-7695)].

*    Included only in manually-signed original.